UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A
                       AMENDMENT NO. 1 TO CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                  June 4, 1997
                Date of Report (Date of earliest event reported)

                              POORE BROTHERS, INC.
             (Exact name of registrant as specified in its charter)


                                         1-14556
            DELAWARE                     0-21857                  86-0786101
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation)                                               Identification No.)

                             3500 S. La Cometa Drive
                             Goodyear, Arizona 85338
               (Address of principal executive offices)(zip code)

                                 (602) 932-6200
              (Registrant's telephone number, including area code)

The Registrant hereby amends the following item of its Current Report on Form 8-K, filed with the Commission on June 19, 1997. The Registrant is amending Item 7(b) to include certain required pro forma financial information.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

         (b)      Pro Forma Financial Information

                  The required pro forma financial information is incorporated by reference to the Registrant's Quarterly Report on Form 10-QSB for the quarter ended June 30, 1997.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              POORE BROTHERS, INC.
                                  (registrant)



Dated: August 18, 1997        By: /s/  Thomas W. Freeze
                                  -------------------
                                  Thomas W. Freeze
                                  Vice President and Chief Financial Officer